Exhibit 99.2 Ambition: Curing Blood Cancers through cell and genome engineering 1 December 2024

Disclaimer This presentation (the “Presentation”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Vor Biopharma Inc. (“Vor,” “Vor Bio” or the “Company”). The words “aim,” “anticipate,” “believe,” “can,” “could,” “design,” “enable” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “project,” “should,” “target,” “towards,” “will,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this Presentation include those regarding the potential of trem-cel, alone or as part of a treatment system, to replace standard of care, the ALLO potential of VCAR33 and ADCs in combination with trem-cel as a treatment system, the potential of trem-cel to enable targeted therapies in the post-transplant setting including Mylotarg and CD33-targeted CAR-Ts, the approach and potential opportunities for VADC45, potential opportunities for next-generation approaches including multi-targeted CAR-Ts and multiplex-edited grafts, the potential of Vor Bio’s platform to enable potentially curative therapies and change the standard of care in blood cancers, the intended benefits of Vor Bio’s product candidates and approach, including the potential of trem-cel + Mylotarg to improve relapse-free survival, Vor Bio’s plans, strategies, expectations and anticipated milestones for its preclinical and clinical programs, including the availability and timing of results from preclinical studies and clinical trials, the potential design of future clinical trials, the timing of regulatory filings, and the timing of dosing patients, the potential design, endpoints and timing of a Phase 3 registrational trial for trem-cel, and Vor Bio’s expectations regarding expedited regulatory review of its product candidates as a result of Fast Track designation or otherwise, the expected safety profile of Vor Bio’s product candidates, cash runway and expected capital requirements, and Vor Bio’s expectations regarding commercial opportunity, addressable patient population and reimbursement rates for its product candidates, if approved. Vor Bio may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including: uncertainties inherent in the initiation, completion of, and availability and timing of results from, preclinical studies and clinical trials and clinical development of Vor Bio’s product candidates; whether preclinical data or interim results from a clinical trial will be predictive of the final results of the trial or the results of future trials; the uncertainty of regulatory approvals to conduct trials or to market products; the success of Vor Bio’s in-house manufacturing capabilities and efforts; and availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements. The interim data for trem-cel presented in this Presentation is based on eight patients and future results for these patients or additional patients may not produce the same or consistent results. These and other risks are described in greater detail under the caption “Risk Factors” included in Vor Bio’s most recent annual or quarterly report and in other reports it has filed or may file with the Securities and Exchange Commission. Any forward-looking statements contained in this Presentation speak only as of the date of this Presentation, and Vor Bio expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise, except as may be required by law. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and Vor Bio’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this Presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources. In addition, there can be no guarantee as to the accuracy or reliability of any assumptions or limitations that may be included in such third-party information. While we believe our own internal research is reliable, such research has not been verified by any independent source. All brand names or trademarks appearing in this Presentation, including Mylotarg, are the property of their respective owners. 2

Vor Bio Clinical Strategy Thesis: Trem-cel as a Therapeutic Platform Enabling multiple targeted therapy modalities ADCs CAR-Ts Early Clinical Strategy Current Clinical Findings • Demonstrate clinical proof-of-principle Encouraging data with commercial promise with Mylotarg as approved agent Trem-cel • 100% engraftment -Engraftment of gene engineered graft + • Robust shielding of the blood system -Shielding the blood system • Broadened therapeutic index for Mylotarg Mylotarg • Most rapid path to Treatment System • Early evidence of patient benefit (RFS) • Testing as monotherapy in post- • Encouraging biomarker data at lowest ALLO VCAR33 transplant relapse dose 3

Even After Transplant, High-Risk AML Has Poor Outcomes Transplant After Transplant Watchful Waiting Outcomes for High-Risk Patients 100 50 Maintenance therapy unfeasible due to drug toxicity 0 0 6 12 18 24 Araki et al. JCO 2016 Months post-transplant A mainstay treatment Frequent leukemia relapses and death, poor outcomes 4 Probability of relapse-free survival (%)

What If Shielding Could Lead to Improved Outcomes? …enabling use A shielded … can shield …potentially leading of otherwise toxic graft… a blood system… to improved outcomes maintenance therapies… ADC CAR-T Required Shielded Graft Attributes Engraftment Therapeutic Index Reliably reconstitute the blood system Optimize efficacy and safety of maintenance therapies Shielding Patient Benefit Protect against otherwise toxic therapies Prolong relapse-free survival 5

What is Trem-Cel?


Starting Material
Apheresis Product from Healthy Matched Donor
Stem cell selection
• Removes T cells to reduce graft-vs-host disease
• Allows for large CD34+ dose to accelerate engraftment
CRISPR/Cas9 gene engineering
• High-efficiency editing of CD33 protein
• Results in blood system that is shielded from CD33-targeted therapy
Trem-cel:
Stem Cell Graft Shielded from CD33-Targeted Therapy
~7 day manufacturing process

6

VBP101: Trem-cel Phase 1/2a Clinical Trial



Patient Journey
Transplant-eligible AML and MDS patients at high risk of relapse
Transplant Decision
Consolidation/Salvage
Conditioning
Trem-cel Infusion
Engraftment
Engraftment
Maintenance Mylotarg
Shielding
Starting ~day 60 up to 8 cycles
Dose escalation 0.5-2 mg/m²
No delay in typical patient transplant process
Therapeutic Index
Patient Benefit
Donor Journey
Screening
Stem Cell Mobilization, Collection
Related
Unrelated
Trem-cel Manufacturing
~7-day process
Unedited back-up graft

7

VOR

üTherapeutic üPatient üEngraftment üShielding Index Benefit Trem-cel Achieved Timely Engraftment Neutrophil Engraftment (n=25) Platelet Engraftment (n=25) Neutrophil Engraftment Platelet Recovery Trem-cel Trem-cel 1.0 1.0 median: median: Day 9.5 0.8 Day 16 0.8 0.6 0.6 0.4 0.4 Median engraftment for 0.2 0.2 Median recovery for unmodified CD34+ graft D11 unmodified CD34+ graft D17 0.0 0.0 0 7 14 21 28 0 7 14 21 28 Days Post Trem-cel Days Post Trem-cel High CD33 editing efficiency 100% neutrophil 100% achieved full (median 90%, range 71-94%) engraftment myeloid chimerism at D28 Data cut-off: 1-NOV-2024 8 Neutrophil Engfraftment Platelet Recovery

üTherapeutic üPatient üEngraftment üShielding Index Benefit Trem-cel Demonstrated Shielding Across Mylotarg Doses Neutrophil and Platelet Peripheral Blood Counts with Mylotarg Doses 2 0.5 mg/m 2 Platelets 1 mg/m 2 2 mg/m Each point indicates a Mylotarg dose 2 0.5 mg/m 2 Neutrophils 1 mg/m 2 2 mg/m Mylotarg commonly results in severe myelosuppression and is the most clinically 1,2 significant adverse event Days from start of Mylotarg dosing 1. Sievers et al. Blood 1999 2. Mylotarg prescribing information 9 Data cut-off: 1-NOV-2024 Cell counts/µL

üTherapeutic üPatient üEngraftment üShielding Index Benefit Trem-cel Enabled Broadened Therapeutic Index for Mylotarg C and AUC Across Mylotarg Doses max Mylotarg Pharmacokinetic Profile Mylotarg PK analysis Mylotarg Pharmacokinetic Profile (2017, FDA ODAC) n=3 n=5 n=5 Safety threshold: probability of veno-occlusive disease > 5% Hours post-Mylotarg infusion 2 Mylotarg first dose (mg/m ) Data cut-off: 1-NOV-2024 Approved doses 10 Anti-CD33 mAb concentration (ng/mL)

Baseline Risk Factor Demographics for AML Patients: VBP101 vs. Comparators VBP101 AML Araki Jentzsch VBP101 AML ITT Disease Characteristic Treated with Mylotarg MRD+ Cohort (2016) Adverse Risk Cohort (2022) (n=24) (n=76) (n=271) (n=15) Cytogenetics Risk ELN 2022 Favorable 8% 13% 3% N/A Intermediate 33% 27% 58% N/A Adverse 58% 60% 39%** 100%* Other AML Risk Factors TP53 mutation 33% 40% NR NR a Secondary AML 42% 33% 42% 49% Disease Burden Status Remission (MRDneg) 75% 73% N/A 20% MRD+ (>0.1-<5% blasts by flow) 13% 20% 100%* 13% Active disease (≥5% blasts) 13% 7% N/A 32%*** AML Disease Status CR1 63% 60% 67% 61% CR2 25% 33% 33% 7% Relapsed or refractory 13% 7% 0 32%*** Adverse Risk Features (Adverse ELN/molecular/cytogenetic, Secondary AML, MRD or active disease, CR2 or Relapsed/Refractory), n (%) 1 11 (46%) 6 (40%) 2 or more 13 (54%) 9 (60%) *Selected comparison cohort (n) from published studies. **Adverse cytogenetics. ***Includes partial remission, relapsed, refractory. Jentzsch values for disease burden status do not total 100% due to data not reported. a Defined as AML with myelodysplasia-related change and therapy-related AML, NR=not reported, N/A=not applicable Data cut-off: 01-NOV-2024 11

✓Engraftment | ✓Shielding | ✓Therapeutic Index | ✓Patient Benefit

Trem-cel+Mylotarg RFS Appears Favorable vs Published High-Risk AML Comparators

Relapse-Free Survival of VBP101 (intention-to-treat) vs Araki and Jentzsch (historical controls)



100
50
0
Relapse-free survival (%)
0
6
12
18
24
Months post-transplant
VBP101 (n=25)
Median duration of follow-up: 7.4 mo
Jentzsch (Adverse Risk EFS) (n=271)
Araki (MRD+ PFS) (n=76)

	Median RFS (mo)	P value vs VBP101*	Hazard Ratio* (HR)	HR 95% CI*
ITT	Not reached			
Jentzsch	6.2	0.02	0.36	0.21-0.64
Araki	3.8	0.0004	0.23	0.14-0.40

- Four relapses observed: (all CD33 positive at relapse)
  - 2/4 relapsed prior to Mylotarg treatment
  - 3/4 transplanted with active disease; 1/4 with MRD
  - 4/4 adverse risk cytogenetics
- One patient died off-study due to complications of viral infection

VBP101 data cut-off: 1-NOV-2024. Adapted from Fig 2B MRD+ PFS line from Araki et al. JCO 2016; Adapted from Fig 1C, ELN 2022 Adverse risk EFS line from Jentzsch et al. Blood Cancer Journal 2022. * = individual comparison to VBP101 using log-rank Mantel-Cox test. Data not from head-to-head trial.

12
VOR

Low Rate of Relapse (2/15) Among Patients Receiving Mylotarg 0 30 60 90 120 150 180 210 240 270 300 330 360 390 420 450 480 510 540 570 600 630 660 Patient withdrawal from study Engraftment Mylotarg dose Relapse CD34 boost Backup graft Off study Ongoing Long-term follow-up study Back-up graft after coronavirus Stem cell boost for ITP Off study due to DLI use for viral infections Mylotarg not yet started due to active infection Patient Demography (n=25) Relapse prior to Mylotarg Age (years) 59 (22 – 68) Relapse prior to Mylotarg Sex Not yet eligible for Mylotarg Female 14 (56%) Not yet eligible for Mylotarg Male 11 (44%) Not yet eligible for Mylotarg Weight (kg) 72.6 (47.9 – 120.7) Not yet eligible for Mylotarg Primary Disease Diagnosis AML 24 (96%) MDS 1 (4%) ITP: idiopathic thrombocytopenic purpura or similar immune-mediated thrombocytopenia 13 Data cut-off: 1-NOV-2024 Not yet 2 2 2 started Untreated 2 mg/m 1 mg/m 0.5 mg/m

Any Grade Treatment Adverse Events After Receiving Mylotarg (n=15) Adverse Event Grade 1 Grade 2 Grade 3 Grade 4 Hematologic Anemia - 1/15 (7%) 3/15 (20%) - Autoimmune hemolytic anemia - - 1/15 (7%) - Leukopenia - - 1/15 (7%) - Lymphocyte count decreased 1/15 (7%) - - - Lymphopenia - - 1/15 (7%) - Neutropenia - 2/15 (13%) 3/15 (20%) - Platelet count decreased - - 2/15 (13%) - a Thrombocytopenia - 1/15 (7%) 1/15 (7%) 1/15 (7%) Hepatobiliary b ALT increased 2/15 (13%) 1/15 (7%) - - b AST increased 1/15 (7%) - 1/15 (7%) - Biliary colic 1/15 (7%) - - - Alk Phos increased 3/15 (20%) - - - Blood bilirubin increased 1/15 (7%) - - - LDH increased 2/15 (13%) - - - Cholecystitis - 2/15 (13%) - - c Veno-occlusive disease 1/15 (7%) - - - a Following adverse event, patient continued to receive multiple cycles of Mylotarg b ALT/AST elevation attributed to fluconazole toxicity and resolved after discontinuation c 2 Mild grade late-onset veno-occlusive disease occurred 97 days after 0.5 mg/m Mylotarg dose. Predisposing factors included azole toxicity, concurrent norovirus infection and gram-negative bacteremia. ALT = Alanine aminotransferase; AST = Alanine aminotransferase; Alk Phos = blood alkaline phosphatase; LDH = blood lactate dehydrogenase Data cut-off: 1-NOV-2024 14

Clinical Update Summary • Robust neutrophil engraftment, platelet recovery and full donor myeloid chimerism • Consistent shielding from Mylotarg-related cytopenias during repeated 2 0.5, 1, and 2 mg/m doses • Immune reconstitution, multilineage chimerism, and safety profile similar to unedited CD34-selected grafts • Broadened Mylotarg therapeutic index following trem-cel • Preliminary data suggesting improved RFS compared to published groups of AML patients at high risk of relapse post-HCT 15

Trem-cel Platform with Potential >$1B Commercial Opportunity Transformative Treatment Opportunity to Replace Standard of Care Transplant o Shielded transplants to prevent on-target toxicity 8000 o Targeted treatments to improve relapse free survival 7000 AML MDS 6000 Concentrated Market Opportunity 5000 o ~80% of transplants in 65 US centers 4000 o ~5,000 AML & MDS transplants per year 3000 Trem-cel 3% Y-o-Y projected growth in 2000 + AML & MDS transplants Reimbursement Pathway Mylotarg 1000 o 100% cost-based reimbursement for eHSCs* 0 ® '24 '25 '26 '27 '28 '29 '30 '31 '32 '33 o Commercial example: Omisirge at $338,000 *2020 - IPPS (Inpatient Prospective Payment System), MS DRG-014 – Section 108, stem cell acquisition & processing for allo-SCTs 16

Physician Feedback on Trem-cel + Mylotarg Value Proposition Trem-Cel + Mylotarg SoC Transplant Perceptions of Trem-Cel • Streamlined manufacturing with consistent engraftment • Provides protection of donor cells from on-target toxicity • Positive impact on patient outcomes and reduced GvHD 22% • Enable maintenance therapy to reduce relapse is compelling 78% Perceptions of Mylotarg • As monotherapy, concern for hepatoxicity and neutropenia Share of Eligible Transplants • With trem-cel, relative safety concerns are alleviated I think using that [Trem-Cel + Mylotarg] would aid in the optimization of • Benefit of protection with improved RFS vs. traditional HSCT transplant outcomes and reduce relapse, which is one of the major causes for post transplant mortality.” Hematologist-Oncologist Trinity qual/quant demand research with 12 transplant specialists (Sept ’24); shares based on low sample size and directional only 17

Potential Registrational Trial Design for Trem-cel/Mylotarg

Patient Journey



Key Eligibility Criteria

- 18-70 years of age
- 8/8 HLA-matched related or unrelated donor
- Suitable for myeloablative conditioning
- CD33+ AML
- High-risk features:
  - MRD+
  - Adverse genetics
  - 2°AML or AML-MRC

Arm 1: AML (n~80) → Myeloablative conditioning → Trem-cel → 30d or later → Mylotarg (8 cycles) →

Arm 2: AML (n~80) → Myeloablative conditioning → Standard of care (T-cell replete) transplant →

Potential registrational endpoint: Relapse-free survival (RFS)

Proposed key secondaries:

- GVHD-free RFS
- Overall survival
- cGVHD free survival
- Time to neutrophil engraftment

18

VOR

Summary of FDA Response to Type C Meeting Request • Agreement that trem-cel engrafts neutrophils and platelets and has a similar safety profile to unedited CD34+ grafts • Agreement with the trem-cel-Mylotarg registrational clinical trial design with respect to study population, control arm, primary endpoint, stratification factors, and statistical design • Agreement to provide further updates to FDA from the VBP101 trial alongside submission of the full registrational clinical trial protocol 19

VCAR33^{ALLO}: CD33-Directed Healthy Donor-Derived CAR-T

~7-day
manufacturing

- Cells harvested from prior transplant donor
- Rapid process to preserve stemness
- Terminally frozen for convenience

T cells exactly matched to patient's immune system

Healthy, stem-like cells more likely to expand and less prone to exhaustion

Clinically validated construct:
NIH study using autologous cells showed efficacy at 1 x 10^7 CAR+ cells/kg (2/5 assessable pts)[1]

1. Shah et al. ASH 2023

20

VOR

VBP301: VCAR33^{ALLO} Phase 1/2 Clinical Trial

Patient Journey

MRD+ or relapsed AML following standard or trem-cel transplant



Enroll

Prior Transplant Donor

Consent

Collect

VCAR33^{ALLO} Manufacturing

~7-day process

Lymphodepletion

VCAR33^{ALLO} Infusion

3x3 dose escalation starting at 1 x 10^6 CAR+ cells/kg

Arm A: Blasts ≥ 5%

Arm B: MRD+

Day 28 Follow-up

2nd transplant if required

Key Endpoints

01 Safety

02 Expansion, persistence

03 Disease control/response

21

VOR

ALLO VCAR33 : Encouraging Signs of In Vivo Expansion Peripheral Blood 40,000 6 Kymriah: Mean CAR copies in responders; 0.2-5 x 10 CAR T cells/ kg 6 Bryanzi: Median CAR copies in responders; 100 x 10 CAR T cells (flat dose) • Dose escalation schedule: 30,000 6 15,000 - 1 x 10 CAR+ cells/kg Patient 1 Pt 1 (301-108-1001) 6 - 3 x 10 CAR+ cells/kg 7 Patient 2 Pt 2 (301-104-1001) - 1 x 10 CAR+ cells/kg 10,000 Pt 3 (301-117-1003) Patient 3 • NCI CD33CART trial (autologous) saw in vivo expansion and 2 responses out of 5 7 assessable patients at 1 x 10 CAR+ cells/kg* 5,000 * 0 01 3 7 14 21 28 42 56 70 84 98 Days Post CAR-T Infusion Days Post VCAR33 Infusion *Data from ASH 2023 Abstract: https://ash.confex.com/ash/2023/webprogram/Paper179667.html 22 *Assessment conducted after Pt 1 received stem cell boost on Day 37 D1, D3: BLQ D7, D10: BLQ D1, D3, D7: BLQ (DNA yield was low) CD33 CAR transgene copies/µg CD33 CAR transgene copies/µg

VADC45, a Novel CD45-Targeted Antibody Drug Conjugate CD45 is highly expressed throughout the Novel pan-CD45 heme compartment (minus mature RBCs) humanized antibody cross-reactive to NHP Clinically validated linker-payload (Immunogen, alkylating agent) DGN549 payload with cleavable linker Robust preclinical data package Fc silencing to avoid effector function IND-enabling studies progressing to completion 23

VADC45: Potential Commercial Opportunities Treating Relapse - Heme Malignancies Non-Chemo Conditioning - Gene Therapies • CD45 is highly expressed in AML and DLBCL • Gene therapies such as for sickle cell urgently need non-chemo conditioning agents • Target may be oncogenic, driving tissue infiltration, high expression and poor prognosis • Could avoid oncogenicity and sterility concerns • Opportunity: R/R AML and MDS • Opportunity: SCD, TDT alternative conditioning Immune Reset - Autoimmune Diseases Epitope Engineering - Shielded Grafts • Immune disorders that may require more holistic • Precise epitope for VADC45 has been identified reset of the entire immune system • Experiments are ongoing for epitope modification • Holistically remove immune cell compartments which retains protein functionality • Opportunity: Refractory MS, SLE, SSc • Opportunity: Heme malignancies 24 DLBCL= Diffuse large B-cell lymphoma, TDT= Transfusion-dependent β-thalassemia, SLE= Systemic lupus erythematosus, SSc = Systemic sclerosis

Single Dose of VADC45 Enabled Gene-edited HSC Engraftment Engraftment and Persistence of Gene-edited Stem Cells NHPs received autologous transplantation of BCL11A- edited HSCs with conditioning via chemo (busulfan) Granulocyte Gene Editing compared to single Editing Frequency in Granulocytes dose of VADC45 100 80 60 Very high myeloid chimerism 40 achieved within days of Busulfan (QDx4) N=3 transplant 20 0.3 mg/kg VADC45 N=2 0 0 8 16 24 32 40 48 Weeks After Transplantation Persistently high edited Weeks After Transplantation populations through one year from transplant 25 Tisdale et al. (NIH), preclinical data Overall editing efficiency (%) Overall +58 editing (%)

Single Dose of VADC45 Efficiently Depleted Immune Cells Immune Cell Depletion from Peripheral Blood (NHP) T Cell Depletion B Cell Depletion 7 6 1x10 2.5x10 6 6 8x10 2.0x10 6 6 6x10 1.5x10 6 6 4x10 1.0x10 6 5 2x10 5.0x10 0 0.0 Pre Dose Day 13 Pre Dose Day 13 0.3 mg/kg 0.3 mg/kg Monocyte Depletion Granulocyte Depletion 5 6 6x10 5x10 6 4x10 5 4x10 6 3x10 6 2x10 5 2x10 6 1x10 0 0 Pre Dose Day 13 Pre Dose Day 13 0.3 mg/kg 0.3 mg/kg 26 Preclinical data No. Monocytes/mL No. T cells/mL No. Granulocyte/mL No. B cells/mL

Next-Generation Approaches Expansion into Targets Beyond CD33 additional indications Avoidance of potential Multi-targeted CAR-Ts tumor escape Broader options Multiplex-edited grafts for treatment 27

In Vitro PoC for Multi-Specific CAR-T: Cell Killing and Shielding



CD33pos CLL-1pos
CD33pos CLL-1neg
CD33neg CLL-1pos
CD33neg CLL-1neg
AML (HL-60) Target Cells
Target Cell Killing (%, increase over UTD)
100
80
60
40
20
0
wildtype
CLL-1 KO
CD33 KO
double KO

- 2 independent T cell donors
- 48h co-culture of CAR-T cells with HL60 (AML) target cells
- E:T ratio 1:1

Multi-Specific CAR-T cell (CD33+CLL-1)

- Highly effective AML target cell killing
- "OR gated" CAR which eliminates target cells expressing both OR one target only
- Highly specific CAR leaving double knock-out target cells intact
- Can be paired with Multiplex (CD33+CLL-1)-edited HSPCs which provide shielding

28

Vor internal data. UTD: untransduced T cell control, KO: knock-out

VOR

Multiplex HSC Editing: Minimize Translocations Mock Minimized Translocation + + CD33 CLL-1 0.4 Double Pos 82.6% 0.3 0.2 0.1 Base Edited - - 0 CD33 CLL-1 Simultaneous Sequential Sequential Base Editing Double KO Cas9 Cas9 Cas + Inhibitor 79.5% Genome Engineering Strategies Adapted from Precision Genome Engineering Keystone Symposia – 2022 Poster 3002 29 Precision Genome Engineering Keystone Symposia – 2022 Poster 3001 Translocation (%)

Vor Bio Unique Approach to Potentially Cure Blood Cancers Trem-cel, a first-in-class investigational* shielded stem cell transplant • Reliable engraftment, robust shielding of the blood system • Platform therapy addressing >$1B potential market opportunity Trem-cel + Mylotarg combination • Broadened Mylotarg therapeutic index • Early evidence of patient benefit prolonging relapse-free survival • Supportive feedback from FDA on registrational trial design ALLO VCAR33 , differentiated transplant donor CAR-T therapy • Encouraging signs of in vivo expansion with strong trial enrollment VADC45 • Four distinct potential commercial opportunities 30 *Potential to be first-in-class if approved

www.vorbio.com

Pipeline to Change the Standard of Care in Blood Cancers Description Preclinical Clinical Anticipated Milestones Discovery/ IND- Phase Program / Trial Modality Indication Phase 1/2 Validation Enabling 2/3 Trem-cel + Mylotarg / Shielded CD33-deleted transplant + AML, MDS VBP101 CD33-directed ADC ALLO VCAR33 (healthy AML transplant donor CAR-T) / post- CD33-directed transplant donor CAR-T VBP301 transplant Trem-cel + VCAR33 Shielded CD33-deleted transplant + IND filing following initial AML ALLO Treatment System CD33-directed transplant donor CAR-T trem-cel and VCAR33 data AML, conditioning, VADC45 ADC CD45-directed ADC Finalizing IND preparedness immune reset Multi-specific CAR-T AML CD33-CLL1 Treatment System Multiplex-edited shielded transplant AML 32

Experienced Leadership Team Robert Ang, MBBS, MBA Han Choi, M.D., LL.M Eyal Attar, MD Chief Financial Officer President and CEO Chief Medical Officer John King, MBA Tirtha Chakraborty, PhD Tania Philipp Chief Commercial Officer & Head Chief Scientific Officer Chief People Officer of Business Development David Phillips, MBA Samir Vattompadam, MS Senior Vice President, Head of Quality Senior Vice President, Portfolio Strategy and Program Management Deep Cell & Gene Therapy Expertise 33

CD33 is Amongst Highest Quality Targets in AML



Ubiquity of Antigen Expression (Flow Cytometry)
CD33
CLL-1
CD123
EMR2
Antigen positivity on AML blasts (%)
100
80
60
40
20
0
D
R
D
R
D
R
D
R
Density of Antigen Expression (QuantiBRITE)
CD33
CLL-1
CD123
EMR2
Antigens per cell
100000
10000
1000
100
D
R
D
R
D
R
D
R

D = Diagnosis **R** = Relapse

34 Vor internal data

VOR

CD33 Negative Cells Enriched with Mylotarg Doses Data cut-off: 1-NOV-2024 35

Immune Reconstitution, Full and Sustained Myeloid Chimerism, and CD33-negative Myeloid Cells Are Observed B-lymphoid Cell Count T-lymphoid Cell Count 1000 1000 CD3 800 750 CD4 600 CD8 500 400 250 200 0 0 D100 D180 M12 D100 D180 M12 16 7 1 n: 16 7 1 n: Time Post Transplant with Trem-cel Time Post Transplant with Trem-cel Natural Killer Cell Count 1000 750 500 250 % CD33-Negative Analysis Drug Product* D28* D60* NGS Gene Editing 90 (78-94) n=18 94 (85-98) n=19 94 (86-97) n=16 0 Flow Cytometry N/E 93 (74-98) n=22 94 (78-99) n=19 D100 D180 M12 *Mean % (range), Editing and flow data from peripheral blood monocytes and myeloid cells respectively n: 16 7 1 N/E: not evaluated Time Post Transplant with Trem-cel Data cut-off: 1-NOV-2024. Reference unedited CD34-selected reconstitution: Goldberg et al Leuk and Lymph 58 (217); Llaurador et al. Transplantation and Cellular Therapy 27 (2021) 36 Absolute Number (cells/µL) Absolute Number (cells/µL) Absolute Number (cells/µL)

Risk of Veno-Occlusive Disease Related to Mylotarg C max Probability of Veno-occlusive Disease in Patients with Prior Transplant VBP101 mean C max 2 0.5 mg/m 2 1.0 mg/m 2 2.0 mg/m C after first dose of Mylotarg (μg/mL) max Geometric mean (R/R AML) 95% CI Mylotarg ODAC 2017 37 Probability of VOD (%)

Selected Precedent Randomized Trials in AML

	AML Studies			Transplant Studies	
	MORPHO	SIERRA	ALFA-0701	Precision-T	Omidubicel
Drug and Comparisons	Gilteritinib vs placebo	^{131}I-apamistamab + Flu-TBI + alloHCT vs conventional care	Daunorubicin + cytarabine ± Mylotarg (D1, 4, 7)	Orca-T transplant vs SoC alloHCT	Omidubicel vs double cord graft
Treatment Setting	Post-HCT maintenance, FLT3-ITD AML	R/R AML	Newly-diagnosed de novo AML	Transplant-eligible AML, ALL, MDS	Transplant-eligible high-risk malignancies
1° Endpoint	RFS	Rate of dCR (CR/CRp ≥ 180 days)	EFS (induction failure, relapse, or death)	Survival free of moderate-to-severe chronic GVHD (cGFS)	Time to neutrophil engraftment
2° Endpoints	OS (key), EFS, Time to NRM, Relapse, GVHD, MRD	OS, EFS	Rate of CR/CRp, OS, RFS, Safety	Time to moderate-to-severe GVHD, GRFS, OS	Platelet engraftment by 42 days, grade 2-3 bacterial or invasive inf, NRM, OS
Sample Size	178 per arm	76 per arm	140 per arm	85 per arm	62 per arm

38
VOR